UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23102

Nuveen Municipal 2021 Target Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 November 2018

Nuveen Municipal Closed-End Funds

NHA Nuveen Municipal 2021 Target Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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VALUE NO BANK GUARANTEE

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Common Share Information	7

Risk Considerations	9

Performance Overview and Holding Summaries	10

Portfolio of Investments	12

Statement of Assets and Liabilities	21

Statement of Operations	22

Statement of Changes in Net Assets	23

Financial Highlights	24

Notes to Financial Statements	26

Additional Fund Information	35

Glossary of Terms Used in this Report	36

Reinvest Automatically, Easily and Conveniently	38

Chairman’s Letter to Shareholders

Dear Shareholders,
The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing everywhere else. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. With future corporate profits looking less certain, rising interest rates, a stronger U.S. dollar, trade wars and unpredictable politics, bearish sentiment took hold, pressuring stocks, corporate bonds and commodities alike.
Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
January 22, 2019

Portfolio Managers’ Comments

Nuveen Municipal 2021 Target Term Fund (NHA)
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, and Steven M. Hlavin discuss key investment strategies and the six-month performance of NHA. John and Steve have managed NHA since its inception in 2016.
What key strategies were used to manage the Fund during the six-month reporting period ended November 30, 2018?
The Fund invests in a portfolio of primarily municipal securities, the income from which is exempt from regular U.S. federal income tax. At least 65% of its managed assets are invested in low- to medium-quality municipal securities that, at the time of investment, are rated BBB/Baa or lower or unrated but judged by the portfolio managers to be of comparable quality. The Fund does not invest in securities rated CCC+/Caa1 or lower, or unrated to be of comparable quality, nor does it invest in defaulted or distressed securities at the time of investment. No more than 25% will be in any one sector, no more than 5% in any one issuer and no more than 10% in tobacco settlement bonds. Up to 20% may be invested in securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (AMT bonds).
The Fund seeks to identify municipal securities across diverse sectors and industries that the managers believe are underrated or undervalued. In seeking to return the original NAV on or about March 1, 2021, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than September 1, 2021.
As of the end of the reporting period, NHA’s maturity profile was structured with approximately 62% of the portfolio invested in bonds maturing in 2021, 34% maturing in 2020 and 4% maturing in 2019. As we continue to seek bonds that may be appropriate for the Fund, to the extent possible, we’ll focus on buying 2021 maturities while looking to sell the earlier maturities first, to continue to reduce the Fund’s interest rate sensitivity as the Fund approaches its term date.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
The Fund’s credit quality and sector positioning remained in line with Nuveen’s ongoing strategic emphasis on lower rated (including below investment grade) credits and sectors offering higher yields. The Fund’s portfolio turnover was relatively muted in this reporting period as we found opportunities to sell shorter maturity structures and buy bonds maturing in 2021, as well as reinvest the small amount of proceeds from called bonds. We added a toll road credit and two tax increment financing bonds, all of which are due in 2021.
How did the Fund perform during the six-month reporting period ended November 30, 2018?
The tables in the Fund's Performance Overview and Holding Summaries section of this report provide the Fund’s total returns for the six-month, one-year and since-inception periods ended November 30, 2018. The Fund's total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended November 30, 2018, the total returns at common share NAV for NHA underperformed the return for the S&P Short Duration Municipal Yield Index.
The Fund’s short duration positioning was favorable in the environment of rising interest rates and municipal yield curve steepening, as shorter duration bonds outperformed. However, the Fund lagged the index primarily because of its underweight to Puerto Rico paper. Over the reporting period, Puerto Rico bond prices rebounded from lows as hurricane recovery activity helped boost economic performance and negotiations with bondholders gained some traction. Additionally, the Fund’s overweight to dedicated tax bonds, a sector which underperformed, was detrimental to relative performance. Somewhat mitigating the relative weakness were the Fund’s beneficial underweight to tobacco settlement bonds, which saw a reversal from their strong performance over the past few years, and an overweight to the industrial development revenue sector, which performed well in this reporting period. Credit ratings allocations had a neutral impact on relative performance, as the Fund’s credit positioning was closely aligned with that of the benchmark.
An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 18, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution’s parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy Solutions holdings, shareholders should note that NHA had 1.99% exposure, which was a mix of unsecured and secured holdings.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of November 30, 2018. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
June 2018	$0.0165
July	0.0165
August	0.0165
September	0.0150
October	0.0150
November 2018	0.0150
Total Distributions from Net Investment Income	$0.0945

Yields
Market Yield*	1.90%
Taxable-Equivalent Yield*	2.50%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 24.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2018, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of November 30, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its common shares as shown in the accompanying table.

NHA
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	860,000

OTHER COMMON SHARE INFORMATION
As of November 30, 2018, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

Common share NAV	$9.71
Common share price	$9.46
Premium/(Discount) to NAV	(2.57)%
6-Month average premium/(discount) to NAV	(2.99)%

The Fund has an investment objective to return $9.85 (the original net asset value following the Fund’s initial public offering (the “Original NAV”)) to common shareholders on or about the end of the Fund’s term. There can be no assurance that the Fund will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.
The Fund’s ability to return Original NAV to common shareholders on or about the termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of the Fund’s term. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase common shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal 2021 Target Term Fund (NHA)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities, such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. For these and other risks, including the Fund’s limited term and inverse floater risk, see the Fund’s web page at nuveen.com/NHA.

NHA	Nuveen Municipal 2021 Target Term Fund
Performance Overview and Holding Summaries as of
November 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2018

	Cumulative	Average Annual
			Since
	6-Month	1-Year	Inception
NHA at Common Share NAV	0.97%	1.75%	1.70%
NHA at Common Share Price	1.11%	1.89%	0.25%
S&P Short Duration Municipal Yield Index	1.70%	4.15%	3.53%

Since inception returns are from 1/26/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.2%
Other Asset Less Liabilities	2.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.8%
AA	7.6%
A	21.6%
BBB	21.8%
BB or Lower	27.6%
N/R (not rated)	20.6%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	30.6%
Tax Obligation/General	18.4%
Transportation	14.8%
Utilities	8.5%
Education and Civic Organizations	7.1%
Health Care	5.0%
Other	15.6%
Total	100%

States and Territories
(% of total investments)
Illinois	13.3%
New Jersey	12.9%
Pennsylvania	10.7%
Florida	10.0%
California	9.9%
Texas	6.1%
New York	5.9%
Wisconsin	4.1%
Alaska	3.0%
Indiana	2.9%
Ohio	2.8%
Other	18.4%
Total	100%

NHA	Nuveen Municipal 2021 Target Term Fund
Portfolio of Investments
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.2%
	MUNICIPAL BONDS – 97.2%
	Alabama – 0.6%
$ 465	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales	No Opt. Call	N/R	$ 467,079
	Tax Revenue Bonds, Series 2016A, 4.000%, 8/01/20
	Alaska – 2.9%
1,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding	No Opt. Call	A–	1,054,800
	Series 2003B, 5.000%, 1/01/21
1,325	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding	No Opt. Call	A–	1,397,610
	Series 2003C, 5.000%, 1/01/21
2,325	Total Alaska			2,452,410
	Arizona – 1.9%
325	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	No Opt. Call	A–	338,676
	Refunding Series 2016, 4.000%, 7/15/21
1,215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	No Opt. Call	Baa3	1,213,335
	Charter Schools Refunding Project, Series 2016R, 2.875%, 7/01/21
10	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	10,292
	Inc. Prepay Contract Obligations, Series 2007, 5.250%, 12/01/19
1,550	Total Arizona			1,562,303
	Arkansas – 0.0%
15	Arkansas Development Finance Authority, Hospital Revenue Bonds, Washington Regional	No Opt. Call	A3	15,814
	Medical Center, Refunding Series 2015B, 5.000%, 2/01/21
	California – 9.6%
1,400	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,	No Opt. Call	Ba3	1,455,874
	5.000%, 3/01/21
115	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	1/19 at 100.00	N/R	115,040
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 4.500%, 6/01/21
85	California Infrastructure and Economic Development Bank, Revenue Bonds, The Walt Disney	No Opt. Call	A+	88,732
	Family Museum, Refunding Series 2016, 4.000%, 2/01/21
	California School Finance Authority, California, Charter School Revenue Bonds, Aspire
	Public Schools, Refunding Series 2016:
550	5.000%, 8/01/20, 144A	No Opt. Call	BBB	571,269
500	5.000%, 8/01/21, 144A	No Opt. Call	BBB	528,630
730	California Statewide Communities Development Authority, Revenue Bonds, American Baptist	No Opt. Call	N/R	763,266
	Homes of the West, Refunding Series 2015, 5.000%, 10/01/20
	California Statewide Communities Development Authority, Special Tax Bonds, Community
	Facilities District 2015-01, Improvement Area No. 1, University District, Series 2016A:
260	2.000%, 9/01/20	No Opt. Call	N/R	258,409
265	2.125%, 9/01/21	No Opt. Call	N/R	262,101
235	California Statewide Communities Development Authority, Statewide Community	No Opt. Call	N/R	237,270
	Infrastructure Program Revenue Bonds, Series 2016A, 3.000%, 9/02/20
200	Cucamonga School District, San Bernardino County, California, Special Tax Bonds,	No Opt. Call	N/R	203,534
	Community Facilities District 97-1, Series 2016, 3.000%, 9/01/21
305	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B, 5.000%, 7/01/21 – BAM	No Opt. Call	AA	324,782
	Insured (Alternative Minimum Tax)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 770	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement	1/19 at 100.00	N/R	$ 767,459
	Asset-Backed Bonds, Series 2007A. Turbo Current Interest, 4.625%, 6/01/21
50	Poway Unified School District, San Diego County, California, Special Tax Bonds,	No Opt. Call	N/R	52,286
	Community Facilities District 15 Del Sur East Improvement Area C, Series 2016, 4.000%, 9/01/21
995	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett	No Opt. Call	N/R	1,003,040
	Parkard Campus Oaks, Series 2016, 3.250%, 9/01/21
10	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds,	No Opt. Call	AA	10,517
	Ladera Ranch, Refunding Series 2014A, 5.000%, 8/15/20
1,335	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diable	No Opt. Call	N/R	978,181
	Grande Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/21
420	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project,	No Opt. Call	BBB+	415,010
	Refunding Series 2015, 2.000%, 9/01/21
8,225	Total California			8,035,400
	Colorado – 0.5%
230	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	BBB+	214,740
	9/01/21 – NPFG Insured
219	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	No Opt. Call	N/R	219,377
	Refunding Series 2016, 3.250%, 12/01/20
449	Total Colorado			434,117
	Connecticut – 0.4%
180	Stafford, Connecticut, General Obligation Bonds, Series 2018, 5.000%, 8/01/21 –	No Opt. Call	A1	193,646
	BAM Insured
125	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/21	No Opt. Call	A	133,309
305	Total Connecticut			326,955
	Florida – 9.8%
150	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds,	No Opt. Call	BBB	149,166
	Series 2016, 2.250%, 11/01/20
275	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	274,918
	Series 2016A, 3.625%, 11/01/20
110	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	No Opt. Call	N/R	109,567
	Bonds, Series 2016, 3.500%, 5/01/21
2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000,	2/19 at 100.00	Caa1	2,000,360
	7.500%, 11/01/20 (Alternative Minimum Tax)
73	Champion’s Reserve Community Development District, Florida, Special Assessment Revenue	No Opt. Call	N/R	73,206
	Bonds, Series 2016, 3.625%, 11/01/20
200	Creekside at Twin Creeks Community Development District, Florida, Special Assessment	No Opt. Call	N/R	200,712
	Bonds, Area 1 Project, Series 2016A-1, 3.700%, 11/01/20
425	East Homestead Community Development District, Florida, Special Assessment Revenue	No Opt. Call	N/R	428,838
	Bonds, Refunding Series 2015, 3.750%, 5/01/20
1,035	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	No Opt. Call	N/R	1,037,142
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 3.500%, 5/01/21
335	Live Oak Community Development District 2, Hillsborough County, Florida, Special	No Opt. Call	A–	326,052
	Assessment Bonds. Refunding Series 2016, 2.000%, 5/01/21
350	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement	No Opt. Call	N/R	350,438
	Revenue Bonds, Refunding Series 2015, 3.500%, 5/01/20
15	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	No Opt. Call	BBB+	15,724
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/20

NHA	Nuveen Municipal 2021 Target Term Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace
	Community Inc., Series 2015C:
$ 30	4.000%, 5/15/19	No Opt. Call	BBB	$ 30,133
70	5.000%, 5/15/21	No Opt. Call	BBB	72,708
505	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding	No Opt. Call	A	502,293
	Series 2016, 2.250%, 5/01/21
405	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding	No Opt. Call	BBB–	403,894
	Series 2017, 3.500%, 5/01/21
425	Reunion East Community Development District, Osceola County, Florida, Special Assessment	No Opt. Call	N/R	429,824
	Bonds, Refunding Series 2015A, 4.000%, 5/01/20
205	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	No Opt. Call	N/R	205,121
	Project, Series 2016, 3.625%, 11/01/20
	Rolling Hills Community Development District, Florida, Capital Improvement Revenue
	Bonds, Series 2015A-1:
60	4.100%, 5/01/19	No Opt. Call	N/R	59,890
65	4.300%, 5/01/20	No Opt. Call	N/R	64,587
70	4.600%, 5/01/21	No Opt. Call	N/R	69,262
205	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue	No Opt. Call	N/R	205,445
	Bonds, Assessment Area 2, Series 2016, 3.750%, 11/01/20
285	South Fork III Community Development District, Florida, Special Assessment Revenue	No Opt. Call	N/R	287,043
	Bonds, Refunding Series 2016, 4.000%, 5/01/20
285	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds,	No Opt. Call	N/R	287,317
	Series 2016, 3.625%, 5/01/21
140	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	140,188
	Series 2016A-1, 3.750%, 11/01/20
205	Windsor at Westside Community Development District, Osceola County, Florida, Special	No Opt. Call	N/R	206,353
	Assessment Bonds, Area 2 Project, Series 2016, 3.500%, 11/01/20
235	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	233,522
	Series 2016, 3.625%, 5/01/21
8,158	Total Florida			8,163,703
	Georgia – 0.3%
275	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2016, 5.000%, 1/01/21	No Opt. Call	A–	289,726
	Guam – 0.7%
580	Guam Government Department of Education, Certificates of Participation, John F. Kennedy	No Opt. Call	B+	585,069
	High School Project, Series 2010A, 6.000%, 12/01/20
	Illinois – 13.0%
255	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	245,937
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/20 – NPFG Insured
75	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016,	No Opt. Call	AA	72,973
	1.900%, 3/01/21 – BAM Insured
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2010F:
220	5.000%, 12/01/18	No Opt. Call	B	220,000
1,565	5.000%, 12/01/19	No Opt. Call	B2	1,589,054
150	5.000%, 12/01/20	No Opt. Call	B	154,146
405	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	N/R (4)	417,114
	Refunding Series 2010F, 5.000%, 12/01/19 (ETM)
1,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	B+	1,041,210
	Tax Revenues, Series 1999A, 5.250%, 12/01/20 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B,	No Opt. Call	Ba1	$ 1,019,170
	5.000%, 1/01/20
800	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/21	No Opt. Call	Ba1	827,040
	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Refunding Series 2014:
45	5.000%, 1/01/20	No Opt. Call	BB+	45,863
10	5.000%, 1/01/21	No Opt. Call	BB+	10,338
50	Chicago, Illinois, O’Hare Airport Customer Facility Charge Senior Lien Revenue Bonds,	No Opt. Call	BBB	51,500
	Series 2013A, 5.000%, 1/01/20
630	Cook County School District 87, Berkeley, Illinois, General Obligation Bonds, Refunding	No Opt. Call	A1	636,080
	School Series 2012A, 3.000%, 12/01/20
300	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C,	No Opt. Call	A2	315,099
	5.000%, 11/15/20
620	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	No Opt. Call	Aa2	658,161
	Series 2016C, 5.000%, 2/15/21
1,000	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	No Opt. Call	A–	1,062,800
	2013A, 5.000%, 7/01/21
270	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds,	No Opt. Call	BBB–	276,094
	CHF-Collegiate Housing Foundation – Chicago LLC University of Illinois at Chicago Project,
	Series 2017A, 4.000%, 2/15/21
315	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%,	No Opt. Call	BB+	298,034
	6/15/20 – AMBAC Insured
85	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB–	87,661
635	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB–	654,145
110	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/21	No Opt. Call	BBB–	113,545
105	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/21	No Opt. Call	BBB–	108,166
1,000	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation	No Opt. Call	A+	942,750
	Bonds, Series 2013, 0.000%, 2/01/21
10,645	Total Illinois			10,846,880
	Indiana – 2.8%
1,250	Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power	No Opt. Call	A–	1,297,050
	and Light Company Project, Refunding Series 2011A, 3.875%, 8/01/21
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	No Opt. Call	B	1,021,410
	Corporation Project, Refunding Series 2011, 6.000%, 12/01/19
2,250	Total Indiana			2,318,460
	Iowa – 0.4%
350	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/19 at 104.00	B–	367,766
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
	Louisiana – 0.0%
15	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	No Opt. Call	A3	15,948
	Series 2015, 5.000%, 5/15/21
	Maine – 0.3%
265	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	No Opt. Call	Ba3	271,993
	Medical Center, Series 2011, 5.250%, 7/01/21

NHA	Nuveen Municipal 2021 Target Term Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 1.7%
$ 50	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series	No Opt. Call	Baa2	$ 52,063
	2011H, 5.000%, 7/01/20
25	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial	7/20 at 100.00	Baa2	26,023
	Issue Series 2010G, 5.000%, 7/01/21
1,295	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc.,	2/19 at 100.00	N/R	1,305,865
	Series 2001A, 5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)
1,370	Total Massachusetts			1,383,951
	Michigan – 1.4%
140	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds,	No Opt. Call	BB	124,060
	Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/21
500	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds,	No Opt. Call	AA	527,795
	Development Area 1 Projects, Series 2018B, 5.000%, 7/01/21 (WI/DD, Settling 12/12/18) –
	AGM Insured
500	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Senior Lien	2/19 at 100.00	B	497,630
	Series 1997A, 5.375%, 5/01/21
1,140	Total Michigan			1,149,485
	Minnesota – 0.9%
	Red Wing, Minnesota Senior Housing Revenue Refunding Bonds, Deer Crest Project,
	Series 2012A:
100	3.250%, 5/01/19	No Opt. Call	N/R	100,320
105	3.250%, 11/01/19	No Opt. Call	N/R	105,749
105	3.750%, 5/01/20	No Opt. Call	N/R	106,526
105	3.750%, 11/01/20	No Opt. Call	N/R	107,055
70	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,	No Opt. Call	CC	45,055
	Series 2016A, 3.000%, 4/01/21
250	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview	No Opt. Call	N/R	246,890
	Home Project, Series 2016C, 2.250%, 6/01/21
735	Total Minnesota			711,595
	Mississippi – 0.4%
305	Pearl River County School District, Mississippi, General Obligation Bonds, Series 2018,	No Opt. Call	AA	319,899
	4.000%, 8/01/21 – BAM Insured
	Missouri – 0.8%
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	No Opt. Call	N/R	99,943
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.000%, 11/01/20
550	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue	No Opt. Call	N/R	557,013
	Bonds, Nazareth Living Center, Series 2015A, 4.000%, 8/15/20
650	Total Missouri			656,956
	Nevada – 1.6%
815	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series	No Opt. Call	BBB+	846,826
	2016, 4.000%, 6/15/21
535	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement	No Opt. Call	N/R	526,889
	District, Series 2016, 2.750%, 6/15/21, 144A
1,350	Total Nevada			1,373,715
	New Hampshire – 1.0%
850	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series	No Opt. Call	B3	816,119
	2000B, 0.000%, 1/01/20 – ACA Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 12.5%
$ 275	Bordentown , New Jersey, General Obligation Bonds, Series 2018, 3.000%, 8/01/21	No Opt. Call	AA	$ 281,908
300	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A,	No Opt. Call	BBB+	309,075
	4.000%, 6/15/21
200	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A,	No Opt. Call	N/R (4)	209,418
	4.000%, 6/15/21 (ETM)
1,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series	No Opt. Call	BBB+	1,053,880
	2012, 5.000%, 6/15/21
425	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	No Opt. Call	BBB+	450,130
	Replacement Project, Series 2013, 5.000%, 7/01/21 (Alternative Minimum Tax)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	No Opt. Call	BBB+	1,055,040
	Refunding Series 2015XX, 5.000%, 6/15/21
2,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	2,097,059
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/21
500	New Jersey Economic Development Authority, School Facilities Construction Financing	No Opt. Call	BBB+	524,610
	Program Bonds, Refunding Series 2012II, 5.000%, 3/01/21
1,000	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Garden	8/20 at 100.00	AA+	997,880
	Spires Urban Renewal Project, Series 2018A, 2.020%, 8/01/21 (Mandatory put 8/01/20)
540	New Jersey State, General Obligation Bonds, Refunding Series 2009O, 5.250%, 8/01/21	No Opt. Call	A–	580,775
1,000	New Jersey State, General Obligation Bonds, Refunding Series 2016T, 5.000%, 6/01/21	No Opt. Call	A–	1,065,260
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	1,054,720
	Series 2006A, 5.250%, 12/15/20
780	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	810,053
	2011B, 5.000%, 6/15/20
10,020	Total New Jersey			10,489,808
	New York – 5.7%
95	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University,	No Opt. Call	BBB–	96,057
	Series 2013A, 5.000%, 5/01/19
5	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University,	No Opt. Call	N/R (4)	5,067
	Series 2013A, 5.000%, 5/01/19 (ETM)
200	Franklin County Solid Waste Management Authority, New York, Solid Waste Revenue Bonds,	No Opt. Call	BBB	208,118
	Series 2015A, 5.000%, 6/01/21 (Alternative Minimum Tax)
1,000	New York City, New York, General Obligation Bonds, Refunding Fiscal 2015 Series A,	No Opt. Call	AA	1,076,190
	5.000%, 8/01/21
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
85	5.000%, 8/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	87,909
2,000	5.000%, 8/01/21 (Alternative Minimum Tax)	No Opt. Call	BB–	2,104,539
185	Niagara Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	No Opt. Call	N/R	194,738
	Asset-Backed Bonds, Series 2014, 5.000%, 5/15/21
1,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	BB+	1,039,860
	5.000%, 6/01/21
4,570	Total New York			4,812,478
	North Carolina – 0.3%
225	Goldsboro, North Carolina, General Obligation Bonds, Street Improvement Series 2018,	No Opt. Call	AA	242,384
	5.000%, 8/01/21

NHA	Nuveen Municipal 2021 Target Term Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 2.7%
$ 1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	$ 687,500
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (5)
1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	962,500
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory
	put 5/01/20) (Alternative Minimum Tax) (5)
400	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center,	No Opt. Call	A3	422,588
	Refunding Series 2016, 5.000%, 2/15/21
205	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo,	No Opt. Call	BBB–	214,461
	L.L.C. – The University of Toledo Project, Series 2014A, 5.000%, 7/01/21
3,005	Total Ohio			2,287,049
	Pennsylvania – 10.4%
1,240	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	No Opt. Call	BBB–	1,236,218
	Charter School Project, Series 2016, 3.125%, 3/15/21
375	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds,	No Opt. Call	BBB	392,374
	Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/21
2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	No Opt. Call	B2	2,002,479
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory
	put 9/01/20)
1,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds,	No Opt. Call	B1	1,063,130
	US Airways Group Inc. Project, Series 2010A, 7.500%, 5/01/20
1,250	Pennsylvania State, General Obligation Bonds, First Refunding Series 2011-1,	No Opt. Call	A+	1,337,138
	5.000%, 7/01/21
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series	No Opt. Call	A3	2,129,038
	2016, 5.000%, 6/01/21
500	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series	No Opt. Call	BB+	525,300
	2017, 5.000%, 9/01/21, 144A
8,365	Total Pennsylvania			8,685,677
	Rhode Island – 0.5%
400	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and	No Opt. Call	BBB–	421,140
	Municipal Building Projects, Refunding Series 2015A, 5.000%, 4/01/21
	South Carolina – 0.3%
230	South Carolina State, General Obligation State Institution Bonds, University of South	No Opt. Call	AA+	245,307
	Carolina, Refunding Series 2011A, 5.000%, 3/01/21
	Tennessee – 2.2%
400	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011,	No Opt. Call	AA	428,072
	5.000%, 5/01/21
300	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	BBB	313,782
	Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A,
	5.000%, 10/01/20
710	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A,	No Opt. Call	AA+	728,971
	4.125%, 1/01/21 (Alternative Minimum Tax)
260	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A,	No Opt. Call	BBB+	278,743
	5.250%, 9/01/21
115	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C,	No Opt. Call	Baa2	120,870
	5.000%, 2/01/21
1,785	Total Tennessee			1,870,438

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 5.9%
$ 135	Brazos County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2017,	No Opt. Call	AA	$ 145,033
	5.000%, 9/01/21
130	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement	No Opt. Call	N/R	129,084
	District Phase 1 Project, Series 2016, 3.400%, 9/01/20
	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014:
300	4.000%, 6/01/20	No Opt. Call	B3	294,000
215	5.000%, 6/01/21	No Opt. Call	B3	210,700
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc.	No Opt. Call	BB	1,032,210
	Terminal Improvement Project, Refunding Series 2015B-2, 5.000%, 7/15/20 (Alternative
	Minimum Tax)
1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc.	No Opt. Call	BB	1,290,263
	Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative
	Minimum Tax)
110	La Marque, Galveston County, Texas, Tax and Revenue Certificates of Obligation, Series	No Opt. Call	AA–	118,297
	2018, 5.000%, 9/01/21
500	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue	No Opt. Call	N/R	514,210
	Bonds, Christian Care Centers Inc., Refunding Series 2016, 5.000%, 2/15/21
175	Polk County, Texas, General Obligation Bonds, Series 2017, 4.000%, 8/15/21	No Opt. Call	A+	183,402
1,000	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing	No Opt. Call	Baa3	1,047,240
	System, Refunding Series 2013, 5.000%, 11/01/20 – BAM Insured
4,815	Total Texas			4,964,439
	Utah – 0.0%
20	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	No Opt. Call	BB	20,457
	School, Series 2010A, 5.750%, 7/15/20
	Virgin Islands – 0.5%
420	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	No Opt. Call	CCC	415,800
	Series 2012A, 4.000%, 7/01/21
	Virginia – 1.2%
1,000	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue	7/19 at 100.00	N/R	993,010
	Bonds, American Tobacco Apartments, Series 2017, 3.125%, 7/01/20, 144A
	Washington – 0.1%
100	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview	2/19 at 100.00	N/R	98,993
	Manor Senior Project, TEMPS 70 Series 2016B, 2.800%, 7/01/21, 144A
	Wisconsin – 3.9%
2,100	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue	9/20 at 100.00	A1	2,115,644
	Bonds, Tax Increment District 7, Refunding Series 2012, 2.600%, 9/01/21
10	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort	No Opt. Call	N/R	10,098
	James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)
1,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy	No Opt. Call	A	1,115,610
	Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured
55	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial	No Opt. Call	A2	55,377
	Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured
3,165	Total Wisconsin			3,296,729
$ 80,392	Total Long-Term Investments (cost $82,895,490)			81,409,052
	Other Assets Less Liabilities – 2.8%			2,310,075
	Net Assets Applicable to Common Shares – 100%			$ 83,719,127

NHA	Nuveen Municipal 2021 Target Term Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) default on payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)

Assets
Long-term investments, at value (cost $82,895,490)	$81,409,052
Receivable for:
Interest	1,168,103
Investments sold	2,058,333
Other	1,879
Total assets	84,637,367
Liabilities
Cash overdraft	177,160
Payable for:
Dividends	125,018
Investments purchased	527,795
Accrued expenses:
Management fees	38,454
Trustees fees	348
Other	49,465
Total liabilities	918,240
Net assets applicable to common shares	$83,719,127
Common shares outstanding	8,622,711
Net asset value (“NAV”) per common share outstanding	$9.71

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$86,227
Paid-in surplus	84,522,804
Total distributable earnings	(889,904)
Net assets applicable to common shares	$83,719,127
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)

Investment Income	$1,311,781
Expenses
Management fees	235,120
Custodian fees	10,921
Trustees fees	1,247
Professional fees	19,936
Shareholder reporting expenses	13,687
Shareholder servicing agent fees	6,900
Stock exchange listing fees	3,409
Investor relations expenses	3,104
Other	6,358
Total expenses	300,682
Net investment income (loss)	1,011,099
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(5,798)
Change in net unrealized appreciation (depreciation) of investments	(172,772)
Net realized and unrealized gain (loss)	(178,570)
Net increase (decrease) in net assets applicable to common shares from operations	$832,529

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	Six Months	Year
	Ended	Ended
	11/30/18	5/31/18(1)
Operations
Net investment income (loss)	$1,011,099	$2,151,295
Net realized gain (loss) from investments	(5,798)	(280,367)
Change in net unrealized appreciation (depreciation) of investments	(172,772)	7,327
Net increase (decrease) in net assets applicable to common shares from operations	832,529	1,878,255
Distributions to Common Shareholders(2)
Dividends(3)	(814,846)	(1,839,834)
Decrease in net assets applicable to common shares from distributions to common shareholders	(814,846)	(1,839,834)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	46,078
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	46,078
Net increase (decrease) in net assets applicable to common shares	17,683	84,499
Net assets applicable to common shares at the beginning of period	83,701,444	83,616,945
Net assets applicable to common shares at the end of period	$83,719,127	$83,701,444

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended May 31, 2018 the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated				Ending
	Share	Income	Unrealized		Investment	Net Realized		Offering	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	NAV	Price
Year Ended 5/31:
2019(f)	$9.71	$0.12	$(0.03)	$0.09	$(0.09)	$—	$(0.09)	$—	$9.71	$9.46
2018	9.70	0.25	(0.03)	0.22	(0.21)	—	(0.21)	—	9.71	9.45
2017	9.91	0.26	(0.23)	0.03	(0.24)	—	(0.24)	—	9.70	9.76
2016(e)	9.85	0.07	0.07	0.14	(0.06)	—	(0.06)	(0.02)	9.91	9.95

VMTP Shares
at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)	Share
Year Ended 5/31:
2019(f)	$—	$—
2018	—	—
2017	28,300	395,466
2016(e)	28,300	401,661

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns
			Ratios to Average Net Assets(b)
	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV(a)	Price(a)	(000)	Expenses(c)		(Loss)		Rate(d)

0.97%	1.11%	$83,719	0.71	%*	2.40	%*	5%
2.32	(1.01)	83,701	1.50		2.57		8
0.32	0.53	83,617	1.53		2.68		18
1.22	0.10	85,370	1.28	*	2.15	*	2

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares), where applicable, as follows:

Year Ended 5/31:
2019(f)	—%
2018	0.61
2017	0.60
2016(e)	0.34*

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 26, 2016 (commencement of operations) through May 31, 2016.
(f)	For the six months ended November 30, 2018.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Municipal 2021 Target Term Fund (NHA) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 13, 2015.
The end of the reporting period for the Fund is November 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2018 (the “current fiscal period”).
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives and Principal Investment Strategies
The Fund seeks to provide a high level of current income exempt from federal income tax and to return the original $9.85 net asset value (“NAV”) per common share on or about March 1, 2021 (the “Termination Date”). Under normal market conditions:
•
The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in municipal securities and other related investments, the income from which is exempt from regular U.S. federal income tax.

•
The Fund will invest at least 65% of its managed assets in low- to medium-quality municipal securities that, at the time of investment, are rated BBB/Baa or lower or are unrated but judged to be of comparable quality by the Sub-Adviser.

•
The Fund may invest without limit in below investment grade quality securities. Below investment grade securities (commonly referred to as “junk bonds”) are rated BB+/Ba1 or lower or if its unrated but judged to be of comparable quality by the Sub-Adviser.

•	The Fund will not invest in securities that, at the time of investment, are rated CCC+/Caa1 or lower, or are unrated but judged by the Sub-Adviser to be of comparable quality.
•
The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings or is otherwise experiencing financial difficulties (such securities are commonly referred to as “distressed securities”).

•	The Fund may invest up to 20% of its managed assets in bonds subject to the alternative minimum tax (“AMT”) bonds.
•	The Fund will invest no more than 25% of its managed assets in municipal securities in any one sector and no more than 5% of its managed assets in any one issuer.
•	The Fund will invest no more than 10% of its managed assets in “tobacco settlement bonds”.
•	The Fund will not invest in securities with a maturity date (or mandatory redemption date for escrowed securities or other tax exempt securities) extending beyond September 1, 2021.
The Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include options, financial futures contracts and options thereon, swaps (including interest rate swaps, total return swaps and credit default swaps), and options on swaps. The Sub-Adviser may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.

Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund’s outstanding when issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$527,795

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. However, in seeking to achieve its investment objective, the Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Unaudited) (continued)
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spread, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$81,409,052	$—	$81,409,052

*	Refer to the Fund’s Portfolio of Investments for state classifications.

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of the Fund. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

Notes to Financial Statements (Unaudited) (continued)
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which the Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as the Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
During the current fiscal period, the Fund did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares
Common Share Transactions
Transactions in common shares during the Fund’s current and prior fiscal period, were as follows:

	Six Months	Year
	Ended	Ended
	11/30/18	5/31/18
Common Shares:
Issued to shareholders due to reinvestment of distributions	—	4,728

Preferred Share Transactions
Transactions in preferred shares for the Fund during the Fund’s current and prior fiscal period are noted in the following table.
Transactions in Variable Rate MuniFund Term Preferred (“VMTP”) Shares for the Fund were as follows:

	Year Ended
	May 31, 2018
Series		Shares	Amount
VMTP Shares redeemed	2019	(283)	$(28,300,000)

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

Purchases	$6,045,821
Sales and maturities	4,430,000

6. Income Tax Information
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year, the Fund may choose to distribute all or a portion of net investment income and net capital gains to shareholders, or retain a portion of its net investment income and net capital gains and pay corporate income taxes on such retained net investment income and retained net capital gains. The Fund intends to distribute at least the percentage of its net investment income and gains to maintain its status as a regulated investment company for U.S. federal income tax purposes.
Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2018.

Tax cost of investments	$82,546,668
Gross unrealized:
Appreciation	$702,630
Depreciation	(1,840,246)
Net unrealized appreciation (depreciation) of investments	$(1,137,616)

Notes to Financial Statements (Unaudited) (continued)
Permanent differences, primarily due to nondeductible offering costs, federal taxes paid and taxable market discount, resulted in reclassifications among the Fund’s components of net assets as of May 31, 2018, the Fund’s last tax year end, as follows:

Paid-in surplus	$(86,120)
Undistributed (Over-distribution of) net investment income	(10,090)
Accumulated net realized gain (loss)	96,210

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2018, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income[1]	$488,569
Undistributed net ordinary income[2]	28,667
Undistributed net long-term capital gains	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2018, and paid on June 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended May 31, 2018 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$2,311,730
Distributions from net ordinary income[2]	16,482
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2018, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$—
Long-term	242,362
Total	$242,362

7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and close-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2018, the complex-level fee for the Fund was 0.1595%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.

Notes to Financial Statements (Unaudited) (continued)
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.
9. New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of May 31, 2018, the Fund's Statement of Changes in Net Assets reflected the following UNII balances.

UNII at the end of period	$647,554

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider**
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2018.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Common shares repurchased	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

•
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S.
Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
S&P Short Duration Municipal Yield Index: An index that contains all bonds in the S&P Municipal Bond Index that mature between 1 month and 12 years, and maintains a 10% weighting to AA rated bonds, 10% to A rated bonds, 20% to BBB rated bonds and 60% to below investment grade and non-rated bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-E-1118D 702457-INV-B-01/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal 2021 Target Term Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 7, 2019

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: February 7, 2019